EXHIBIT 10.159

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                                  FULL GUARANTY
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      THIS GUARANTY AGREEMENT (this "Guaranty") is made as of February 10, 2003
(the "Effective Date") by BLUEGREEN CORPORATION, a Massachusetts corporation (the "Guarantor"), in favor of RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender").

                                R E C I T A L S:

      A. Lender and Guarantor, Bluegreen Vacations Unlimited, Inc., a Florida corporation and Bluegreen/Big Cedar Vacations LLC, a Delaware limited liability company (collectively, "Receivables Borrower") are entering into a Loan and Security Agreement (Receivables) dated as of even date herewith (as from time to time amended, the "Receivables Loan Agreement"), pursuant to which Lender has agreed to make to make a revolving receivables loan in the maximum principal amount of $50,000,000 ("Receivables Loan"). The Receivables Loan is evidenced by a Revolving Promissory Note executed by Receivables Borrower in favor of Lender dated as of even date herewith (as from time to time amended, the "Receivables Note").

      B. In addition, Lender and Bluegreen Vacations Unlimited, Inc., a Florida corporation ("ADC Borrower") are entering into a Loan Agreement (AD&C) dated as of even date herewith (as from time to time amended, the "AD&C Loan Agreement"), pursuant to which Lender has agreed to make to ADC Borrower a revolving acquisition, development and construction loan in the maximum principal amount of $15,000,000 ("AD&C Loan"). The AD&C Loan is evidenced by a Revolving Promissory Note executed by ADC Borrower in favor of Lender dated as of even date herewith (as from time to time amended, the "AD&C Note").

      C. As a condition to making the AD&C Loan, the Lender has required that the Guarantor execute and deliver this Guaranty guaranteeing the payment of the AD&C Loan and performance of the AD&C Borrower's obligations under the AD&C Loan Documents.

                               A G R E E M E N T:

      NOW, THEREFORE, in order to induce the Lender to enter into the AD&C Loan Agreement and to make the AD&C Loan, and in consideration thereof, the Guarantor hereby agrees as follows:

      Section 1. Guaranty.

      a. The Guarantor hereby absolutely and unconditionally guarantees to the Lender the payment, as and when the same shall be due and payable whether by lapse of time, by acceleration of maturity or otherwise, and at all times thereafter, of (i) the principal of the AD&C Loan, (ii) all interest, fees, costs, expenses, indemnification, indebtedness and other sums of money now or hereafter due and owing by the AD&C Borrower to the Lender (including, without limitation, those

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arising pursuant to the terms of the AD&C Note, the AD&C Loan Agreement, and any of the other loan documents corresponding to the AD&C Loan (collectively, the "AD&C Loan Documents")), and (iii) all renewals, extensions, refinancings, modifications or amendments of such indebtedness or any part thereof (collectively, the "Monetary Obligations"). This Guaranty covers the Monetary Obligations whether currently outstanding or arising subsequent to the date hereof including all amounts advanced by the Lender in stages or installments. The guaranty of the Guarantor as set forth in this Section 1.a is a guaranty of payment and not of collection.

      b. The Guarantor hereby further irrevocably, unconditionally and absolutely guarantees to the Lender the due and prompt performance by the AD&C Borrower of all duties, agreements and obligations of the AD&C Borrower contained in the AD&C Loan Documents, and the due and prompt payment of all costs and expenses incurred, including, without limitation, attorneys' fees, court costs and all other litigation expenses (including but not limited to expert witness fees, exhibit preparation, and courier, postage, communication and document copying expenses), in enforcing the payment and performance of the AD&C Loan Documents (the "Performance Obligations"). The Monetary Obligations and the Performance Obligations are collectively hereinafter referred to as the "Indebtedness."

      c. In addition, the Guarantor hereby agrees to pay any and all reasonable costs and expenses (including, without limitation, reasonable attorneys' fees, but without regard to any statutory presumption) incurred by the Lender to third parties in enforcing any rights or remedies under this Guaranty.

      d. All amounts due under this Guaranty shall bear interest, to the extent permitted by law, from the date due until paid at the Default Rate, as defined in the AD&C Note.

      Section 2. Guaranty Absolute.

      a. The Guarantor guarantees that the Indebtedness will be paid strictly in accordance with the terms of the AD&C Loan Documents regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Lender with respect thereto. The liability of the Guarantor under this Guaranty shall be a continuing, absolute, irrevocable and unconditional guarantee of payment irrespective of:

            i. any lack of validity or enforceability of any of the AD&C Loan Documents or any renewal, extension or modification thereof (or any other agreement or instrument relating thereto);

            ii. any change in the time, manner or place of payment of, or in any other term of, all or any of the Indebtedness, or any other amendment or waiver of or any consent to departure from the Hazardous Substances, Remediation and Indemnification Agreement, the AD&C Note, any deed of trust, the AD&C Loan Agreement, or any of the other AD&C Loan Documents, including, without limitation, changes in the terms of disbursement of the AD&C Loan proceeds or repayment thereof, modification to any of the Plans and Specifications by any of the AD&C Borrower, modifications, extensions (including extensions beyond and after the original term) or renewals of payment dates, changes in interest rate or the advancement of additional funds by the Lender in its discretion;


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            iii. any exchange, release or nonperfection of any collateral, or any release or amendment or waiver of, or consent to departure from, any other guaranty, for all or any of the Indebtedness; or

            iv. any other circumstances (INCLUDING THE SOLE OR CONCURRENT NEGLIGENCE OF LENDER) which might otherwise constitute a defense available to, or a discharge of, any of the entities comprising the AD&C Borrower in respect of the Indebtedness or to the Guarantor in respect of this Guaranty, excepting only the Lender's gross negligence or willful misconduct in its failure to perform its obligations to any of the entities comprising the AD&C Borrower under the AD&C Loan Agreement;

      b. Notwithstanding any termination of this Guaranty or the cancellation of the AD&C Note or any other agreement evidencing the Indebtedness, if at any time any payment or performance of any of the Indebtedness (from any source) is rescinded, repaid or must otherwise be returned by the Lender (i) due to or upon the insolvency, bankruptcy or reorganization of the AD&C Borrower or the Guarantor, or (ii) for any other circumstance, this Guaranty shall continue to be effective or be reinstated, as the case may be, all as though such payment had not been made.

      Section 3. Subrogation. The Guarantor will not exercise any rights which it may acquire by way of subrogation under this Guaranty, by virtue of any payment made hereunder or otherwise, until all the Indebtedness shall have been paid or performed in full. Subsequent to a Potential Default, the Guarantor shall not accept payment from any other party by way of contribution on account of any payment made hereunder by such party to the Lender, and the Guarantor will not take any action to exercise or enforce any rights to such contribution. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all the Indebtedness shall not have been paid or performed in full, such amount shall be held in trust for the benefit of the Lender and shall forthwith be paid to the Lender to be credited and applied upon the Indebtedness, whether matured or unmatured, in such order as the Lender, in its sole and absolute discretion, shall determine. Any lien or charge on any real or personal property subject to a lien in favor of Lender, or the revenue and income to be realized therefrom, and all rights in and to such property, which the Guarantor may have or obtain as security for any loans or advances shall be, and such lien or charge hereby is, subordinated to the liens and to the indebtedness of the AD&C Borrower to the Lender under the AD&C Note and the other AD&C Loan Documents.

      Section 4. Guaranty Independent; Waivers.

      a. The Guarantor agrees that (i) the obligations hereunder are independent of and in addition to the undertakings of the AD&C Borrower and the Guarantor, as and to the extent applicable, pursuant to the Hazardous Substances, Remediation and Indemnification Agreement and the other AD&C Loan Documents, any evidence of indebtedness issued in connection therewith, any deed of trust or security agreement given to secure the same, any other guaranties given in connection with the AD&C Loan and any other obligations of the Guarantor to the Lender, (ii) a separate action may be brought to enforce the provisions hereof whether the AD&C Borrower is a party in any such action or not, (iii) the Lender may at any time, or from time to time, in its sole discretion, without any notice to or consent from the Guarantor, (A) modify the Hazardous Substances, Remediation and Indemnification Agreement and the other AD&C Loan Documents to extend or change the time of payment and/or performance and/or the manner, place or terms of


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payment and/or performance of all or any of the Indebtedness, and/or to include additional Projects, AD&C Borrowers and/or Project Owners; (B) exchange, release or compromise any of the Indebtedness; (C) exchange, release and/or surrender all or any of the collateral security, or any part thereof, by whomsoever deposited, which is now or may hereafter be held by the Lender in connection with all or any of the Indebtedness; (D) if and as permitted by the AD&C Loan Documents, sell and/or purchase all or any such collateral at public or private sale, or at any broker's board, in the manner permitted by law and after giving any notice which may be required, and after deducting all costs and expenses of every kind for collection, sale or delivery, the net proceeds of any such sale may be applied by the Lender upon all or any of the Indebtedness; and (E) settle or compromise with the AD&C Borrower, and/or any other person liable thereon, any and all of the Indebtedness, and/or subordinate the payment of same, or any part thereof, to the payment of any other debts or claims, which may at any time be due or owing to the Lender and/or any other person or corporation, and (iv) the Lender shall be under no obligation to marshal any assets in favor of the Guarantor or in payment of the Indebtedness. The Guarantor agrees that the Lender may without notice to the Guarantor sell, assign, or transfer all or any portion of the indebtedness, obligations, and liabilities of the AD&C Borrower, and, in that event, each and every successive assignee, transferee, or holder of all or any part of said indebtedness, obligations, or liabilities shall have the right to enforce this Guaranty by suit or other remedy as fully as if such assignee, transferee, or holder were herein by name specifically given such rights, powers, and benefits; provided, however, that the Lender shall have an unimpaired right to enforce this Guaranty for any of its liabilities that it has not sold, assigned, or transferred.

      b. The Guarantor hereby waives (i) presentment, demand, acceleration, intent to accelerate, protest, notice of acceptance, notice of dishonor, notice of nonperformance and any other notice with respect to any of the Indebtedness and this Guaranty (except as otherwise expressly provided herein), and promptness in commencing suit against any party thereto or liable thereon, and/or in giving any notice to or making any claim or demand hereunder upon the Guarantor, (ii) any right to require the Lender to (A) proceed against the AD&C Borrower, (B) proceed against or exhaust any security held from the AD&C Borrower, or (C) pursue any remedy in the Lender's power whatsoever; (iii) any defense arising by reason of any disability or other defense of the AD&C Borrower or by reason of the cessation from any cause whatsoever of the liability of the AD&C Borrower other than full payment or performance of the Indebtedness; (iv) any defense it may acquire by reason of the Lender's election of any remedy against it or the AD&C Borrower or both, including, without limitation, election by the Lender to exercise its rights under the power of sale set forth in any deed of trust, even though rights of subrogation of the Guarantor may thereby be impaired or extinguished; (v) to the fullest extent permitted by law, any and all suretyship defenses and defenses in the nature thereof under Arizona and/or any other applicable law, including, without limitation, the benefits of the provisions of Sections 12-1641 through 12-1646, of the Arizona Revised Statutes, Sections 17 and 21, A.R.C.P., and all other laws of similar import; (vi) to the fullest extent permitted by law, (A) any defense arising as a result of the Lender's election, in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code, and (B) any defense based on any borrowing or grant of a security interest under Section 364 of the Bankruptcy Code; and (vii) the benefit of any statute of limitations affecting the liability of the Guarantor hereunder or the enforcement thereof.


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      Section 5. Does Not Supersede Other Guaranties. The individual and collective obligations of the Guarantor hereunder shall be in addition to any obligations of the Guarantor under any other guaranties of the Indebtedness and/or any obligations of the AD&C Borrower or any other persons or entities heretofore given or hereafter to be given to the Lender, and this Guaranty shall not affect or invalidate any such other guaranties. The liability of the Guarantor to the Lender shall at all times be deemed to be the aggregate liability of the Guarantor under the terms of this Guaranty and of any other guaranties heretofore or hereafter given by the Guarantor to the Lender or to an Affiliate, successor or assign of the Lender.

      Section 6. Representations and Warranties. The Guarantor hereby makes the following representations and warranties:

      a. Benefit. The Guarantor may reasonably expect to benefit, directly or indirectly, from the making of this Guaranty and from each and every renewal, extension, modification, alteration, refinancing, and rearrangement of all or any part of the Indebtedness, the release of collateral or other relinquishment of legal rights made or granted or to be made or granted by the Lender to the AD&C Borrower and the amendment or modification of the terms and conditions of the Indebtedness.

      b. Power and Authority.

            i. The Guarantor has the requisite power and authority to own and manage its properties, to carry on its business as now being conducted and to perform its obligations hereunder.

            ii. The Guarantor is in compliance with all corporate and other applicable laws, regulations, ordinances and orders of public authorities applicable to it.

      c. Validity of Guaranty.

            i. The execution, delivery and performance by the Guarantor of this Guaranty have been duly authorized by all necessary action, do not and will not
(A) contravene the organizational or charter documents of the Guarantor, (B) violate any provision of any law, rule or regulation or any order, writ, judgment or decree of any court or agency of government, or any indenture, agreement or any other instrument to which it is a party or by which it or its property is bound and it is not in default under any such law, rule, regulation, order, judgment, decree, indenture, agreement or instrument, (C) require any approval or consent of any officer, shareholder or any other Person other than approvals which have been previously obtained and disclosed in writing to the Lender, (D) result in a breach of or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement or other instrument, or (E) result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of its property or assets, except as contemplated by the provisions of the AD&C Loan Documents.

            ii. This Guaranty has been duly executed by the Guarantor and, when delivered to the Lender, will constitute a legal, valid and binding obligation enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency and other similar laws affecting creditors' rights generally.


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      d. Financial Statements.

            i. All financial statements and data that have been given to the Lender by the Guarantor (A) are complete and correct in all material respects as of the date given; (B) accurately present its financial condition on each date as of which, and the results of its operations for the periods for which, the same have been furnished; and (C) have been prepared on the basis of GAAP consistently applied.

            ii. All balance sheets and the notes thereto with respect to the Guarantor furnished to the Lender disclose all its material liabilities, fixed and contingent, as of their respective dates.

            iii. There has been no material adverse change in the financial condition or operations of the Guarantor since (A) the date of the most recent financial statement given to the Lender with respect to the Guarantor, or (B) the date of the financial statements given to the Lender immediately prior to the date hereof, other than changes in the ordinary course of business, none of which changes has been materially adverse individually or in the aggregate.

      e. Other Arrangements. The Guarantor is not a party to any agreement or instrument that could result in a Material Adverse Change as to the AD&C Borrower or the Guarantor; and it is not in default in the performance, observance or fulfillment of any of the material obligations, covenants or conditions set forth in any agreement or instrument to which it is a party.

      f. Other Information. All other reports, papers and written data and information given to the Lender by the Guarantor with respect to it are accurate and correct in all material respects and complete as of the date delivered to the Lender insofar as completeness may be necessary to give the Lender a true and accurate knowledge of the subject matter.

      g. Litigation. There is not now pending against or affecting the Guarantor, nor to its knowledge is there threatened, any action, suit or proceeding at law or in equity or by or before any administrative agency that, if adversely determined, would materially impair or affect its financial condition or operations.

      h. Taxes. The Guarantor has filed all federal, state, provincial, county, municipal and other income tax returns required to have been filed by it and has paid (or, in each case, has obtained a proper extension for the payment of) all taxes that have become due pursuant to such returns or pursuant to any assessments received by it, and the Guarantor knows of no basis for any material additional assessment against it in respect of such taxes.

      i. Solvent. The Guarantor is now solvent, and no bankruptcy or insolvency proceedings are pending by or against the Guarantor or to the best of the Guarantor's knowledge contemplated by or against the Guarantor. As of the date hereof, and after giving effect to this Guaranty and the obligations evidenced hereby, (i) the Guarantor is and will be solvent, (ii) the fair saleable value of the Guarantor's assets exceeds and will continue to exceed its liabilities (both fixed and contingent), (iii) the Guarantor is and will continue to be able to pay its debts as they mature, and (iv) the Guarantor has and will continue to have sufficient capital to carry on its business and all businesses in which it is about to engage.


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

      j. Relationship to the AD&C Borrower. The value of the consideration received and to be received by the Guarantor is reasonably worth at least as much as the liability and obligation of the Guarantor incurred or arising under this Guaranty. The Guarantor has had full and complete access to the AD&C Loan Agreement, the AD&C Note and all other loan documents relating to the guaranteed obligations, has reviewed them and is fully aware of the meaning and effect of their contents. The Guarantor is fully informed of all circumstances which bear upon the risks of executing this Guaranty and which a diligent inquiry would reveal. The Guarantor has adequate means to obtain from the AD&C Borrower on a continuing basis information concerning the AD&C Borrower's financial condition, and is not depending on the Lender to provide such information, now or in the future. The Guarantor agrees that the Lender shall not have any obligation to advise or notify the Guarantor or to provide the Guarantor with any data or information. The execution and delivery of this Guaranty is not given in consideration of (and the Lender has not in any way implied that the execution of this Guaranty is given in consideration of) the Lender's making, extending or modifying any loan to the Guarantor or any other financial accommodation to or for the Guarantor.

      k. Massachusetts Corporation. The Guarantor represents and warrants that the Guarantor is a corporation duly organized, validly existing, and in good standing under the laws of the State of Massachusetts.

      l. Governmental Consents. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution and delivery by the Guarantor of the applicable AD&C Loan Documents, or any other document executed pursuant thereto or in connection therewith, and all such authorizations, approvals or other actions, and notices and filings, required for the performance by the Guarantor of said AD&C Loan Documents shall be duly given or obtained by the Guarantor within the time period required under applicable Laws and Regulations.

      m. Governmental Regulations. The Guarantor is not subject to regulation under the Investment Company Act of 1940, the Federal Power Act, the Public Utility Holding Company Act of 1935, the Interstate Commerce Act, as the same may be amended from time to time, or any federal or state statute or regulation limiting its ability to incur Debt.

      n. Employee Benefit Plans. The Guarantor does not maintain any pension, retirement, profit sharing or similar employee benefit plan that is subject to ERISA other than a plan pursuant to which the Guarantor's contribution requirement, as applicable, is made concurrently with the respective employees' contributions.

      o. Securities Activities. The Guarantor is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any margin stock (as defined in Regulation U of the Board of Governors of the Federal Reserve System in effect from time to time) and not more than twenty-five percent (25%) of the value of the Guarantor's assets consists of such margin stock.

      p. No Material Adverse Change. No Material Adverse Change with respect to the Guarantor has occurred since July 31, 2002.


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      q. No Third Party Fees. Neither the Guarantor nor any of its respective
Affiliates has paid any fees to any third party in connection with the AD&C Loan, except as disclosed to the Lender in writing.

      r. Full Disclosure. None of the statements contained in any exhibit, report, statement or certificate furnished by or on behalf of the Guarantor in connection with the AD&C Loan Documents contains any untrue statement of a material fact, or omits any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading; provided, however, that it is recognized by the Lender that projections and forecasts provided by the Guarantor, while reflecting the Guarantor's good faith projections or forecasts based upon methods and data the Guarantor believes to be reasonable and accurate, are not to be viewed as facts and that actual results during the period or periods covered by any such projections and forecasts may differ from the projected or forecasted results.

      Section 7. Affirmative Covenants. The Guarantor covenants and agrees that, so long as any part of the Indebtedness shall remain to be performed or paid, the Guarantor will, unless the Lender shall otherwise consent in writing:

      a. Financial Covenants.

            i. Net Worth. The Guarantor will maintain a Net Worth equal to or in excess of $130,000,000.

            ii. Ratio of Total Liabilities to Net Worth. At all times, the ratio of the Debt of the Guarantor determined in accordance with GAAP consistently applied, on a consolidated basis, and including but not limited to contingent liabilities, to its Net Worth shall not exceed 2.5:1.

      b. Taxes Affecting the Guarantor. File all federal, state, provincial, county, municipal and other income tax returns required to be filed by the Guarantor and pay before the same becomes delinquent all taxes that become due pursuant to such returns or pursuant to any assessments received by it.

      c. Compliance with Law. Promptly and faithfully comply with all laws, ordinances, rules, regulations and requirements, both present and future, of every duly constituted governmental authority or agency having jurisdiction that may be applicable to the Guarantor, noncompliance with which might result in a Material Adverse Change.

      d. Books and Records. Maintain full and complete books of account and other records reflecting the results of its operations, and furnish to the Lender such information about the financial condition and operations of the Guarantor as the Lender shall reasonably request, including, but not limited to, the following information which shall be furnished without request: (i) as soon as possible and in any event within one hundred twenty (120) days after the end of each fiscal year of the Guarantor audited financial statements for the immediately preceding fiscal year of the Guarantor, which financial statements shall include a balance sheet as at the end of such fiscal year, and a statement of income for such fiscal year; and (ii) such other information or data as the Lender may reasonably request.


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      e. Payments. Pay all principal and interest required to be paid pursuant to the AD&C Note, as and when the same becomes due and payable.

      f. Existence. Maintain, preserve and keep in full force and effect its existence as a limited partnership.

      g. Maintenance of Collateral. Maintain, preserve and keep its properties and equipment in good repair, working order and condition and from time to time will make all needful and proper repairs, renewals, replacements and additions thereto so that at all times the efficiency thereof shall be fully preserved and maintained.

      h. Defaults. Promptly notify the Lender in writing in the event of the occurrence of any Event of Default or a Potential Default.

      Section 8. Consolidation, Merger and Asset Sale. The Guarantor shall not consolidate nor merge, nor sell, lease or otherwise transfer all or any substantial part of its assets to any other Person, except for sales in the ordinary course of business made at fair market value, unless (a) the successor, survivor or transferee shall have expressly assumed the Guarantor's obligations by an instrument in writing reasonably satisfactory to the Lender, (b) all approvals, consents and other actions of any governmental authority required in connection with the performance by such Person of the obligations hereunder shall have been obtained, and (c) such action would not cause an Event of Default under the AD&C Loan Agreement.

      Section 9. Amendments, Etc. No amendment or waiver of any provision of this Guaranty nor consent to any departure by the Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on the Guarantor shall in any case entitle the Guarantor to any other or further notice or demand in similar or other circumstances, except as otherwise expressly provided in this Guaranty.

      Section 10. Notices. All notices, requests and demands to be made hereunder to the parties hereto must be in writing (at the addresses set forth below) and may be given by any of the following means:

            (1) personal delivery;

            (2) reputable overnight courier service;

            (3) electronic communication, whether by telex, telegram or telecopying (if confirmed in writing sent by registered or certified, first class mail, return receipt requested); or

            (4) registered or certified, first class mail, return receipt requested.

Any notice, demand or request sent pursuant to the terms of this Guaranty will be deemed received (i) if sent pursuant subsection (1), upon such personal delivery, (ii) if sent pursuant to subsection (2), on the next Business Day (as defined in the AD&C Loan Agreement) following delivery to the


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

courier service, (iii) if sent pursuant to subsection (3), upon dispatch if such dispatch occurs between the hours of 9:00 a.m. and 5:00 p.m. (recipient's time zone) on a Business Day, and if such dispatch occurs other than during such hours, on the next Business Day following dispatch and (iv) if sent pursuant to subsection (4), 3 days following deposit in the mail.

      The addresses for notices are as follows:

      a. If to the Guarantor, addressed to the address indicated immediately following the Guarantor's signature.

      b. If to the Lender, addressed to:

         Residential Funding Corporation
         2415 East Camelback Rd.
         Suite 700
         Phoenix, AZ 85016
         Attention: Managing Director Resort Finance
         Telecopier No.: (602) 912-8506

         With a copy addressed to:

         Residential Funding Corporation
         8400 Normandale Lake Boulevard
         Suite 250
         Minneapolis, Minnesota 55437
         Attn: Chief Counsel - Business Capital Group
         Telecopy: (952) 857-6949

The failure to provide courtesy copies will not affect or impair the Lender's rights and remedies against the Guarantor. Such addresses may be changed by notice to the other parties given in the same manner as provided above.

      Section 11. No Waiver; Remedies. No failure on the part of the Lender to exercise and no delay in exercising any right or remedy hereunder shall operate as a waiver thereof; nor shall the Lender be estopped to exercise any such right or remedy at any future time because of any such failure or delay; nor shall any single or partial exercise of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right or remedy. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

      Section 12. Setoff. Without limiting any other right of the Lender, the Lender at its sole option may at any time set off against any obligation hereunder any and all obligations of the Lender (whether or not contingent or matured) to the Guarantor arising under the AD&C Loan Agreement.

      Section 13. Subordination. Any indebtedness of the AD&C Borrower now or hereafter held by the Guarantor is hereby subordinated to the indebtedness of the AD&C Borrower to the Lender, and such indebtedness of the AD&C Borrower to the Guarantor shall, if the Lender so


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

requests, be collected, enforced and received by the Guarantor as trustee for the Lender and be paid over to the Lender on account of the indebtedness of the AD&C Borrower to the Lender, but without reducing or limiting in any manner the liability of the Guarantor under the other provisions of this Guaranty.

      Section 14. No Duty. The Guarantor assumes the responsibility for keeping informed of the financial condition of the AD&C Borrower and of all other circumstances bearing upon the risk of nonpayment or nonperformance of the Indebtedness, and agrees that the Lender shall have no duty to advise the Guarantor of any information known to the Lender regarding any such financial condition or circumstances.

      Section 15. Bankruptcy of the AD&C Borrower. Notwithstanding any modification, discharge or extension of the Indebtedness or any amendment, modification, stay or cure of the Lender's rights which may occur in any bankruptcy or reorganization case or proceeding concerning the AD&C Borrower whether permanent or temporary, and whether assented to by the Lender, the Guarantor hereby agrees that it shall be obligated hereunder to pay and perform the Indebtedness and discharge its other obligations in accordance with the terms of the Indebtedness and the terms of this Guaranty. The Guarantor understands and acknowledges that by virtue of this Guaranty, it has specifically assumed any and all risks of a bankruptcy or reorganization case or proceeding with respect to the AD&C Borrower. As an example and not by way of limitation, a subsequent modification of the Indebtedness in any reorganization case concerning the AD&C Borrower shall not affect the obligation of the Guarantor to pay and perform the Indebtedness in accordance with the original terms.

      Section 16. Entire Agreement. This Guaranty is intended as a final expression of this agreement of guaranty and is intended also as a complete and exclusive statement of the terms of this agreement. No course of prior dealings between the Guarantor and the Lender, no usage of the trade, and no parole or extrinsic evidence of any nature, shall be used or be relevant to supplement, explain, contradict or modify the terms and/or provisions of this Guaranty.

      Section 17. CHOICE OF LAW; JURISDICTION; VENUE; WAIVER OF JURY TRIAL. GUARANTOR ACKNOWLEDGES THAT THIS GUARANTY WAS SUBSTANTIALLY NEGOTIATED IN THE STATE OF ARIZONA, DELIVERED BY GUARANTOR IN THE STATE OF ARIZONA AND ACCEPTED BY LENDER IN THE STATE OF ARIZONA AND THAT THERE ARE SUBSTANTIAL CONTACTS BETWEEN THE PARTIES AND THE TRANSACTIONS CONTEMPLATED HEREIN AND THE STATE OF ARIZONA. FOR PURPOSES OF ANY ACTION OR PROCEEDING ARISING OUT OF THIS GUARANTY OR ANY OF THE OTHER AD&C LOAN DOCUMENTS, THE PARTIES HERETO HEREBY EXPRESSLY SUBMIT TO THE JURISDICTION OF ALL FEDERAL AND STATE COURTS LOCATED IN MARICOPA COUNTY, ARIZONA AND GUARANTOR CONSENTS THAT IT MAY BE SERVED WITH ANY PROCESS OR PAPER BY REGISTERED MAIL OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF ARIZONA IN ACCORDANCE WITH APPLICABLE LAW. FURTHERMORE, GUARANTOR WAIVES AND AGREES NOT TO ASSERT IN ANY SUCH ACTION, SUIT OR PROCEEDING THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURTS, THAT THE ACTION, SUIT OR PROCEEDING


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

IS BROUGHT IN AN INCONVENIENT FORUM OR THAT VENUE OF THE ACTION, SUIT OR PROCEEDING IS IMPROPER. IT IS THE INTENT OF THE PARTIES HERETO THAT ALL PROVISIONS OF THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF ARIZONA, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OF CONFLICTS OF LAW. NOTHING IN THIS SECTION SHALL LIMIT OR RESTRICT THE RIGHT OF LENDER TO COMMENCE ANY PROCEEDING IN THE FEDERAL OR STATE COURTS LOCATED IN THE STATES IN WHICH THE PROJECTS OR TIME-SHARE PROJECTS ARE LOCATED TO THE EXTENT LENDER DEEMS SUCH PROCEEDING NECESSARY OR ADVISABLE TO EXERCISE REMEDIES AVAILABLE UNDER THIS GUARANTY OR THE OTHER AD&C LOAN DOCUMENTS. LENDER AND GUARANTOR ACKNOWLEDGE AND AGREE THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS GUARANTY OR WITH RESPECT TO THE TRANSACTIONS CONTEMPLATED HEREBY WOULD BE BASED UPON DIFFICULT AND COMPLEX ISSUES AND, THEREFORE, THE PARTIES AGREE THAT ANY LAWSUIT ARISING OUT OF ANY SUCH CONTROVERSY SHALL BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

      Section 18. Miscellaneous.

      a. Time is of the essence hereof.

      b. If any term, provision, covenant or condition hereof or any application thereof should be held by a court of competent jurisdiction to be invalid, void or unenforceable, all provisions, covenants and conditions hereof, and all applications thereof not held invalid, void or unenforceable shall continue in full force and effect and shall in no way be affected, impaired or invalidated thereby.

      c. Section headings in this Guaranty are included for convenience of reference only and do not constitute a part of this Guaranty for any other purpose.

      d. This Guaranty binds the Guarantor and its successors and assigns and inures to the benefit of the Lender and its successors and assigns and participants.

      e. This Guaranty cannot be modified, amended, or terminated orally.

                          [Signature on following page]


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

      IN WITNESS WHEREOF, the undersigned has duly executed, sealed and delivered this Guaranty as of the date first above written.

                                  BLUEGREEN CORPORATION,
                                  a Massachusetts corporation


                                  By: /s/ JOHN F. CHISTE
                                      ------------------------------------------
                                  Print Name: John F. Chiste
                                  Its: Senior Vice President

                                  Address for Notices: 4960 Conference Way North
                                                       Suite 100
                                                       Boca Raton, FL 33431
                                                       Attention: John Chiste
                                                       Telephone: (561) 912-8010
                                                       Telecopy: (561) 912-8123


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